UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2011

VERA BRADLEY, INC.

(Exact name of registrant as specified in its charter)

Indiana

(State or Other Jurisdiction

of Incorporation)

001-34918	27-2935063
(Commission File Number)	(IRS Employer Identification No.)

2208 Production Road, Fort Wayne, Indiana	46808
(Address of Principal Executive Offices)	(Zip Code)

(877) 708-8372

(Registrant’s telephone number, including area code)

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 13, 2011, Vera Bradley, Inc. (the “Company”) and certain shareholders of the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated and Piper Jaffrey & Co., as representatives of the underwriters named therein, in connection with the public offering of a total of 6,039,525 shares of common stock of the Company (the “Offering”), sold by the selling shareholders, at a public offering price of $43.50 per share. The Underwriting Agreement grants the underwriters an option to purchase an additional 905,929 shares of the Company’s common stock from the selling shareholders, and the underwriters exercised this option in full on April 15, 2011. The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions. In the Underwriting Agreement, the Company and the selling shareholders agreed to indemnify the underwriters against certain liabilities that could be incurred by them in connection with the Offering.

The closing of the Offering contemplated by the Underwriting Agreement occurred on April 19, 2011. The selling shareholders received all of the proceeds from the Offering, and the Company did not receive any proceeds from the Offering.

The Offering was made pursuant to a prospectus dated April 8, 2011, filed as part of the Company’s registration statement on Form S-1 (Registration No. 333-173277), as amended (the “Registration Statement”). The Company also filed an additional automatically effective registration statement with the Securities and Exchange Commission pursuant to Rule 462(b) (Registration No. 333-173477) on April 13, 2011 to register additional shares of common stock in the Offering.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the form of Underwriting Agreement filed as Exhibit 1.1 to the Registration Statement.

Item 8.01.	Other Events.

On April 14, 2011, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of Vera Bradley, Inc. dated April 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Bradley, Inc.

Date: April 19, 2011	By:	/s/ Jeffrey A. Blade
Jeffrey A. Blade
Executive Vice President—Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Vera Bradley, Inc. dated April 14, 2011